Exhibit 99.2

Investor Contact	This report is for informational purposes only. It should be read in conjuction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Helen M. Wilson
Phone: (441) 299-9283
Fax: (441) 292-8675
email: investorrelations@ace.bm	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative and other governmental developments, litigation tactics, the amount and timing of reinsurance receivable and credit developments among reinsurers. The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war and economic, political, regulatory, insurance and reinsurance business conditions, as well as management’s response to these factors. Other factors that could affect forward-looking statements are identified in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, the Company’s quarterly reports on Form 10-Q and in the Company’s earnings press release, which are available on the Company’s website.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2-3
	- Summary Consolidated Balance Sheets	4
	- Consolidated Premiums by Line of Business	5
	- Consolidating Statement of Operations	6

III.	Segment Results
	- Insurance-North American	7
	- Insurance-Overseas General	8
	- Global Reinsurance	9-10
	- Financial Services	11

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	12
	- Reinsurance Recoverable Analysis	13-16
	- Investment Portfolio	17
	- Realized and Unrealized Gains (Losses)	18
	- Capital Structure	19
	- Computation of Basic and Diluted Earnings Per Share	20

V.	Other Disclosures
	- Non-GAAP Financial Measures	21
	- Diluted Book Value per Ordinary Share	22
	- Comprehensive Income	23
	- Glossary	24

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data and ratios) (Unaudited)

			% Change 1Q-05 vs. 1Q-04
	Three months ended March 31
	2005	2004
Gross premiums written	$4,543	$4,416	3%
Net premiums written	$3,365	$3,238	4%
Net premiums earned	$2,876	$2,600	11%
Net investment income	$284	$238	19%
Net income	$433	$447	-3%
Income excluding net realized gains (losses)(1)	$441	$411	7%
Comprehensive income	$156	$581	-73%
Operating cash flow	$1,210	$1,172	3%

Combined ratio
Loss and loss expense ratio	63.4%	60.5%
Underwriting and administrative expense ratio	26.2%	26.4%

Combined ratio	89.6%	86.9%

Annualized ROE*	18.4%	18.7%
Annualized ROE, excluding FAS 115*	19.4%	20.4%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$1.49	$1.40	6%
Net income	$1.46	$1.53	-5%

Diluted book value per ordinary share	$32.62	$31.36	4%
Diluted tangible book value per ordinary share	$23.83	$22.41	6%

Weighted average diluted ordinary shares outstanding	287.6	284.3

Debt/ total capitalization	16.1%	16.1%

(1)	See page 21 Non-GAAP Financial Measures.
*	Calculated using income excluding net realized gains (losses).

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-05	4Q-04	3Q-04	2Q-04	1Q-04	Full Year 2004
Property and Casualty(1)
Gross premiums written	$4,322	$3,575	$3,854	$3,969	$4,155	15,553
Net premiums written	3,146	2,574	2,641	2,798	2,979	10,992
Net premiums earned	2,728	2,744	2,682	2,600	2,370	10,396
Losses and loss expenses	1,703	2,116	2,118	1,636	1,456	7,326
Policy acquisition costs	382	406	378	381	349	1,514
Administrative expenses	350	335	321	298	290	1,244

P& C underwriting income (loss)	$293	$(113)	$(135)	$285	$275	$312

Financial Services underwriting income (loss)	1	(3)	(11)	26	58	70
Life underwriting income (loss) excluding investment income	17	11	5	3	3	22
Net investment income	284	275	252	236	238	1,001
Net realized gains (losses)	(4)	128	(33)	43	57	195
Interest expense	42	44	48	47	44	183
Other (income) expense	(4)	—	(21)	6	17	2
Income tax expense (benefit)	120	(28)	54	127	123	276

Net income (loss)	$433	$282	$(3)	$413	$447	$1,139

Net realized gains (losses)	(4)	128	(33)	43	57	195
Tax expense on net realized gains (losses)	4	12	1	10	21	44

Income excluding net realized gains (losses)(2)	$441	$166	$31	$380	$411	$988

% Change versus prior year period(1)
Net premiums written	6%	14%	23%	25%	26%	22%
Net premiums earned	15%	19%	25%	27%	31%	25%

Other ratios
Net premiums written/gross premiums written	73%	72%	69%	70%	72%	71%
Effective tax rate on income excluding net realized gains (losses)	21%	-32%	63%	24%	20%	19%

ROE
Annualized ROE*	18.4%	6.8%	0.9%	16.9%	18.7%	10.7%
Annualized ROE, excluding FAS 115*	19.4%	7.3%	0.9%	17.7%	20.4%	11.6%

(1)	Property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.
(2)	See page 21 Non-GAAP Financial Measures.
*	Calculated using income excluding net realized gains (losses).

Consolidated Results	Page 2

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-05		4Q-04	3Q-04	2Q-04	1Q-04	Full Year 2004
Combined ratio
Loss and loss expense ratio	63.4%		77.9%	80.0%	63.1%	60.5%	70.7%
Policy acquisition cost ratio	13.6%		14.3%	13.6%	14.3%	14.1%	14.1%
Administrative expense ratio	12.6%		11.8%	11.6%	11.3%	12.3%	11.8%

Combined ratio	89.6%		104.0%	105.2%	88.7%	86.9%	96.6%

Property and Casualty (1)

	1Q-05		4Q-04	3Q-04	2Q-04	1Q-04	Full Year 2004
Combined ratio
Loss and loss expense ratio	62.4%		77.1%	78.9%	62.9%	61.5%	70.5%
Policy acquisition cost ratio	14.0%		14.8%	14.1%	14.6%	14.7%	14.6%
Administrative expense ratio	12.8	%(2)	12.2%	12.0%	11.5%	12.2%	12.0%

Combined ratio	89.2%		104.1%	105.0%	89.0%	88.4%	97.1%

Large losses and other items
Asbestos, environmental and other run-off losses	$—		$465	$—	$—	$—	$465
Catastrophe and other large losses	$3		$31	$457	$—	$—	$488
Prior period development(3)	$29		$109	$12	$25	$(6)	$140

(1)	Property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.
(2)	Includes $30M of legal expenses related to the investigations.
(3)	See Financial Services schedule for prior period development related to that segment.

Consolidated Results 2	Page 3

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	March 31 2005	December 31 2004
	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$20,188	$22,741
Fixed maturities held to maturity, at amortized cost	3,211	—
Equity securities, at fair value	1,351	1,265
Short-term investments	2,135	2,140
Other investments	521	504

Total investments	27,406	26,650

Cash	574	534
Securities lending collateral	1,255	1,059
Insurance and reinsurance balances receivable	3,692	3,272
Reinsurance recoverable	14,608	15,254
Deferred policy acquisition costs	999	944
Prepaid reinsurance premiums	1,427	1,320
Goodwill	2,608	2,612
Deferred tax assets	1,172	1,161
Investments in partially owned insurance companies	823	797
Other assets	2,401	2,739

Total assets	$56,965	$56,342

Liabilities
Unpaid losses and loss expenses	$31,426	$31,513
Unearned premiums	6,527	5,923
Future policy benefits for life and annuity contracts	507	509
Insurance and reinsurance balances payable	2,260	2,308
Deposit liabilities	302	343
Securities lending payable	1,255	1,059
Payable for investments purchased	630	717
Accounts payable, accrued expenses and other liabilities	1,685	1,727
Short-term debt	147	146
Long-term debt	1,849	1,849
Trust preferred securities	412	412

Total liabilities	47,000	46,506

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	9,506	9,100
Accumulated other comprehensive income (AOCI)	459	736

Total shareholders’ equity	9,965	9,836

Total liabilities and shareholders’ equity	$56,965	$56,342

Diluted book value per ordinary share (1)	$32.62	$32.48
Diluted tangible book value per ordinary share (1)	$23.83	$23.63

(1)	See page 21 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 4

ACE Limited Consolidated Premiums by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-05	% of Total Consolidated	1Q-04	% of Total Consolidated	% Change 1Q-05 vs. 1Q-04
Net premiums written
Property and all other	$1,051	31%	$1,029	32%	2%
Casualty	1,765	52%	1,667	51%	6%
Personal accident	330	10%	283	9%	17%

Total P&C	3,146	93%	2,979	92%	6%

Global Re - life	58	2%	51	2%	14%
Financial Services	161	5%	208	6%	-23%

Total Consolidated	$3,365	100%	$3,238	100%	4%

Net premiums earned
Property and all other	$873	30%	$785	30%	11%
Casualty	1,556	54%	1,330	51%	17%
Personal accident	299	11%	255	10%	17%

Total P&C	2,728	95%	2,370	91%	15%

Global Re - life	58	2%	51	2%	14%
Financial Services	90	3%	179	7%	-50%

Total Consolidated	$2,876	100%	$2,600	100%	11%

Line of Business	Page 5

ACE Limited Consolidating Statement of Operations Three months ended March 31, 2005 and 2004 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
March 31, 2005
Gross premiums written	$2,151	$1,635	$536	$—	$4,322	$163	$4,485
Net premiums written	1,425	1,194	527	—	3,146	161	3,307
Net premiums earned	1,283	1,089	356	—	2,728	90	2,818
Losses and loss expenses	888	611	205	(1)	1,703	83	1,786
Policy acquisition costs	117	192	73	—	382	2	384
Administrative expenses	132	144	15	59	350	4	354

Underwriting income (loss)	146	142	63	(58)	293	1	294

Life underwriting income (includes investment income)	—	—	26	—	26	—	26
Net investment income - property and casualty	128	74	40	1	243	32	275
Net realized gains (losses)	(4)	18	(22)	(5)	(13)	9	(4)
Interest expense	5	—	1	36	42	—	42
Other (income) expense	—	6	1	—	7	(11)	(4)
Income tax expense (benefit)	73	53	9	(21)	114	6	120

Net income (loss)	192	175	96	(77)	386	47	433

Net realized gains (losses)	(4)	18	(22)	(5)	(13)	9	(4)
Tax expense (benefit) on net realized gains (losses)	(3)	5	—	—	2	2	4

Income (loss) excluding net realized gains (losses) (1)	$193	$162	$118	$(72)	$401	$40	$441

March 31, 2004
Gross premiums written	$1,905	$1,674	$576	$—	$4,155	$208	$4,363
Net premiums written	1,212	1,198	569	—	2,979	208	3,187
Net premiums earned	1,007	1,034	329	—	2,370	179	2,549
Losses and loss expenses	696	601	159	—	1,456	86	1,542
Policy acquisition costs	101	184	64	—	349	11	360
Administrative expenses	103	138	19	30	290	24	314

Underwriting income (loss)	107	111	87	(30)	275	58	333

Life underwriting income (includes investment income)	—	—	11	—	11	—	11
Net investment income - property and casualty	104	48	27	(2)	177	53	230
Net realized gains (losses)	52	24	(10)	(14)	52	5	57
Interest expense	5	—	—	37	42	2	44
Other (income) expense	3	3	—	—	6	11	17
Income tax expense (benefit)	62	51	3	(13)	103	20	123

Net income (loss)	193	129	112	(70)	364	83	447

Net realized gains (losses)	52	24	(10)	(14)	52	5	57
Tax expense (benefit) on net realized gains (losses)	7	7	—	—	14	7	21

Income (loss) excluding net realized gains (losses) (1)	$148	$112	$122	$(56)	$326	$85	$411

(1)	See page 21 Non-GAAP Financial Measures.

Segment 2005 Qtr	Page 6

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	1Q-05	4Q-04	3Q-04	2Q-04	1Q-04	Full Year 2004
Gross premiums written	$2,151	$1,898	$2,219	$2,102	$1,905	$8,124
Net premiums written	1,425	1,208	1,349	1,329	1,212	5,098
Net premiums earned	1,283	1,259	1,234	1,178	1,007	4,678
Losses and loss expenses	888	1,359	1,010	837	696	3,902
Policy acquisition costs	117	114	114	111	101	440
Administrative expenses	132	135	129	115	103	482

Underwriting income (loss)	146	(349)	(19)	115	107	(146)

Net investment income	128	129	120	107	104	460
Net realized gains (losses)	(4)	32	9	31	52	124
Interest expense	5	6	5	5	5	21
Other (income) expense	—	1	(2)	3	3	5
Income tax expense (benefit)	73	(96)	33	69	62	68

Net income (loss)	192	(99)	74	176	193	344

Net realized gains (losses)	(4)	32	9	31	52	124
Tax expense on net realized gains (losses)	(3)	5	2	8	7	22

Income excluding net realized gains (losses) (1)	$193	$(126)	$67	$153	$148	$242

Combined ratio
Loss and loss expense ratio	69.2%	108.0%	81.8%	71.1%	69.1%	83.4%
Policy acquisition cost ratio	9.1%	9.0%	9.3%	9.5%	10.0%	9.4%
Administrative expense ratio	10.3%	10.7%	10.5%	9.7%	10.3%	10.3%

Combined ratio	88.6%	127.7%	101.6%	90.3%	89.4%	103.1%

Large losses and other items (before tax)
Asbestos, environmental and other run-off losses	$—	$459	$—	$—	$—	$459
Catastrophe losses (before tax)	$—	$—	$126	$—	$—	$126
Prior period development	$22	$96	$42	$42	$15	$195

% Change versus prior year period
Net premiums written	18%	15%	27%	37%	30%	27%
Net premiums earned	27%	27%	25%	28%	34%	28%

Other ratios
Net premiums written/gross premiums written	66%	64%	61%	63%	64%	63%

(1)	See page 21 Non-GAAP Financial Measures.

Insurance-North American	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	1Q-05	4Q-04	3Q-04	2Q-04	1Q-04	Full Year 2004
Gross premiums written	$1,635	$1,392	$1,292	$1,500	$1,674	$5,858
Net premiums written	1,194	1,087	980	1,105	1,198	4,370
Net premiums earned	1,089	1,126	1,086	1,076	1,034	4,322
Losses and loss expenses	611	547	653	625	601	2,426
Policy acquisition costs	192	224	199	196	184	803
Administrative expenses	144	138	139	139	138	554

Underwriting income	$142	$217	$95	$116	$111	$539

Net investment income	74	69	61	55	48	233
Net realized gains (losses)	18	18	2	3	24	47
Interest expense	—	—	—	—	—	—
Other (income) expense	6	15	3	4	3	25
Income tax expense	53	84	42	61	51	238

Net income	$175	$205	$113	$109	$129	$556

Net realized gains (losses)	18	18	2	3	24	47
Tax expense on net realized gains (losses)	5	5	1	1	7	14

Income excluding net realized gains (losses) (1)	$162	$192	$112	$107	$112	$523

Combined ratio
Loss and loss expense ratio	56.1%	48.6%	60.1%	58.1%	58.1%	56.1%
Policy acquisition cost ratio	17.6%	19.9%	18.3%	18.2%	17.9%	18.6%
Administrative expense ratio	13.3%	12.2%	12.8%	13.0%	13.3%	12.8%

Combined ratio	87.0%	80.7%	91.2%	89.3%	89.3%	87.5%

Large losses and other items
Asbestos, environmental and other run-off losses	$—	$6	$—	$—	$—	$6
Large losses (before tax)	$—	$—	$53	$—	$—	$53
Prior period development	$7	$26	$(8)	$(4)	$(8)	$6

% Change versus prior year period
Net premiums written	0%	11%	12%	21%	22%	17%
Net premiums earned	5%	12%	23%	25%	27%	21%

Other ratios
Net premiums written/gross premiums written	73%	78%	76%	74%	72%	75%

(1)	See page 21 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	1Q-05	4Q-04	3Q-04	2Q-04	1Q-04	Full Year 2004
Property and casualty
Gross premiums written	$536	$285	$343	$367	$576	$1,571
Net premiums written	527	279	312	364	569	1,524
Net premiums earned	356	359	362	346	329	1,396
Losses and loss expenses	205	204	436	174	159	973
Policy acquisition costs	73	68	65	74	64	271
Administrative expenses	15	15	16	15	19	65

P&C underwriting income (loss)	63	72	(155)	83	87	87

Life
Gross premiums written	58	55	60	56	53	224
Net premiums written	58	55	59	55	51	220
Net premiums earned	58	55	60	54	51	220
Losses and loss expenses	35	38	48	44	42	172
Policy acquisition costs	4	5	6	6	5	22
Administrative expenses	2	1	1	1	1	4
Net investment income	9	9	8	8	8	33

Life underwriting income	26	20	13	11	11	55

Total underwriting income (loss)	89	92	(142)	94	98	142
Net investment income - property and casualty	40	39	31	29	27	126
Net realized gains (losses)	(22)	67	(35)	12	(10)	34
Interest expense	1	—	—	—	—	—
Other (income) expense	1	(1)	—	—	—	(1)
Income tax expense (benefit)	9	12	(1)	1	3	15

Net income (loss)	96	187	(145)	134	112	288

Net realized gains (losses)	(22)	67	(35)	12	(10)	34
Tax expense on net realized gains (losses)	—	—	—	—	—	—

Income (loss) excluding net realized gains (losses) (1)	$118	$120	$(110)	$122	$122	$254

P&C combined ratio
Loss and loss expense ratio	57.6%	57.0%	120.2%	50.2%	48.5%	69.7%
Policy acquisition cost ratio	20.5%	19.0%	18.0%	21.4%	19.4%	19.4%
Administrative expense ratio	4.3%	4.0%	4.5%	4.5%	5.6%	4.6%

P&C combined ratio	82.4%	80.0%	142.7%	76.1%	73.5%	93.7%

Large losses and other items
Large losses (before tax)	$3	$31	$278	$—	$—	$309
Prior period development	$—	$(13)	$(22)	$(13)	$(13)	$(61)

(1)	See page 21 Non-GAAP Financial Measures.

Global Reinsurance	Page 9

ACE Limited Segment Results - Consecutive Quarters - 2 (in millions of U.S. dollars) (Unaudited)

Global Reinsurance - Property & Casualty

	1Q-05	4Q-04	3Q-04	2Q-04	1Q-04	Full Year 2004
% Change versus prior year period
Net premiums written	-7%	27%	44%	6%	28%	24%
Net premiums earned	8%	16%	32%	29%	33%	27%

Other ratios
Net premiums written/gross premiums written	98%	98%	91%	99%	99%	97%

Global Reinsurance - By Division

Gross premiums written
Tempest Europe	$105	$64	$76	$60	$126	$326
Tempest USA	248	204	205	224	253	886
Tempest Bermuda	183	17	62	83	197	359

Total	$536	$285	$343	$367	$576	$1,571

Net premiums written
Tempest Europe	$102	$61	$74	$54	$122	$311
Tempest USA	247	204	204	224	252	884
Tempest Bermuda	178	14	34	86	195	329

Total	$527	$279	$312	$364	$569	$1,524

Net premiums earned
Tempest Europe	$76	$76	$77	$75	$75	$303
Tempest USA	212	204	194	189	169	756
Tempest Bermuda	68	79	91	82	85	337

Total	$356	$359	$362	$346	$329	$1,396

Net premiums written/gross premiums written
Tempest Europe	97%	95%	97%	90%	97%	95%
Tempest USA	100%	100%	100%	100%	100%	100%
Tempest Bermuda	97%	82%	55%	104%	99%	92%

Total NPW/GPW	98%	98%	91%	99%	99%	97%

Global Reinsurance 2	Page 10

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Financial Services

	1Q-05	4Q-04	3Q-04	2Q-04	1Q-04	Full Year 2004
Gross premiums written	$163	$29	$68	$15	$208	$320
Net premiums written	161	26	68	14	208	316
Net premiums earned	90	96	111	134	179	520
Losses and loss expenses	83	97	116	89	86	388
Policy acquisition costs	2	—	2	9	11	22
Administrative expenses	4	2	4	10	24	40

Underwriting income (loss)	1	(3)	(11)	26	58	70

Net investment income	32	29	29	36	53	147
Net realized gains (losses)	9	13	(3)	(32)	5	(17)
Interest expense	—	—	2	1	2	5
Other (income) expense	(11)	(15)	(22)	—	11	(26)
Income tax expense	6	4	—	11	20	35

Net income	47	50	35	18	83	186

Net realized gains (losses)	9	13	(3)	(32)	5	(17)
Tax expense (benefit) on net realized gains (losses)	2	2	(2)	1	7	8

Income excluding net realized gains (losses) (1)	$40	$39	$36	$51	$85	$211

Combined ratio
Loss and loss expense ratio	92.2%	101.3%	104.7%	66.1%	48.0%	74.6%
Policy acquisition cost ratio	2.2%	-0.1%	2.3%	7.0%	5.9%	4.3%
Administrative expense ratio	4.6%	1.8%	2.7%	7.5%	13.7%	7.5%

Combined ratio	99.0%	103.0%	109.7%	80.6%	67.6%	86.4%

Large losses and other items
Loss portfolio transfers(2)	$—	$8	$19	$—	$—	$27
Large losses (before tax)	$—	$—	$11	$—	$—	$11
Prior period development	$1	$(8)	$(14)	$(5)	$(2)	$(29)

% Change versus prior year period
Net premiums written	-23%	-91%	-35%	-89%	-60%	-70%
Net premiums earned	-50%	-80%	-46%	-38%	-14%	-53%

Other ratios
Net premiums written/gross premiums written	99%	90%	100%	93%	100%	99%

(1)	See page 21 Non-GAAP Financial Measures.
(2)	Total premiums typically included in gross premiums written, net premiums written, and net premiums earned in the quarter it is written; usually accrued at 100% loss ratio.

Financial Services	Page 11

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2003	$27,155	$13,192	$13,963	$19,835	$7,699	$12,136	$7,320	$5,493	$1,827
Losses and loss expenses incurred	2,298	756	1,542	2,256	724	1,532	42	32	10
Losses and loss expenses paid	(1,873)	(781)	(1,092)	(1,652)	(545)	(1,107)	(221)	(236)	15
Other (incl. foreign exch. revaluation)	117	110	7	117	110	7	—	—	—

Balance at March 31, 2004	27,697	13,277	14,420	20,556	7,988	12,568	7,141	5,289	1,852

Losses and loss expenses incurred	2,452	727	1,725	2,482	761	1,721	(30)	(34)	4
Losses and loss expenses paid	(1,692)	(593)	(1,099)	(1,401)	(399)	(1,002)	(291)	(194)	(97)
Other (incl. foreign exch. revaluation)	(233)	166	(399)	(233)	166	(399)	—	—	—

Balance at June 30, 2004	28,224	13,577	14,647	21,404	8,516	12,888	6,820	5,061	1,759

Losses and loss expenses incurred	3,310	1,076	2,234	3,281	1,058	2,223	29	18	11
Losses and loss expenses paid	(1,958)	(1,079)	(879)	(1,750)	(754)	(996)	(208)	(325)	117
Other (incl. foreign exch. revaluation)	27	48	(21)	(396)	(375)	(21)	423	423	—

Balance at September 30, 2004	29,603	13,622	15,981	22,539	8,445	14,094	7,064	5,177	1,887

Losses and loss expenses incurred	3,727	1,514	2,213	2,687	1,090	1,597	1,040	424	616
Losses and loss expenses paid	(2,348)	(987)	(1,361)	(2,239)	(939)	(1,300)	(109)	(48)	(61)
Other (incl. foreign exch. revaluation)	531	188	343	244	(141)	385	287	329	(42)

Balance at December 31, 2004	31,513	14,337	17,176	23,231	8,455	14,776	8,282	5,882	2,400

Losses and loss expenses incurred	2,536	750	1,786	2,492	728	1,764	44	22	22
Losses and loss expenses paid	(2,028)	(797)	(1,231)	(1,847)	(695)	(1,152)	(181)	(102)	(79)
Other (incl. foreign exch. revaluation) (2)	(595)	(596)	1	(669)	(671)	2	74	75	(1)

Balance at March 31, 2005	$31,426	$13,694	$17,732	$23,207	$7,817	$15,390	$8,219	$5,877	$2,342

(1)	The run-off reserves primarily include Brandywine group, the Commercial Insurance Service - Middle Market Worker’s Comp. reserves and the pre-1997 Westchester Specialty reserves.
(2)	Novation of a contract for $597M.

Loss Reserve Rollforward	Page 12

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	March 31 2005	December 31 2004
Reinsurance recoverable on paid losses & loss expenses
Active operations	$796	$789
Brandywine	385	398
Westchester	24	24

Total	$1,205	$1,211

Reinsurance recoverable on unpaid losses & loss expenses
Active operations	$8,819	$9,534
Brandywine	4,796	4,720
Westchester	705	717

Total	$14,320	$14,971

Gross reinsurance recoverable
Active operations	$9,615	$10,323
Brandywine	5,181	5,118
Westchester	729	741

Total	$15,525	$16,182

Bad debt reserve
Active operations	$(577)	$(547)
Brandywine	(302)	(341)
Westchester	(38)	(40)

Total	$(917)	$(928)

Net reinsurance recoverable
Active operations	$9,038	$9,776
Brandywine	4,879	4,777
Westchester	691	701

Total	$14,608	$15,254

Reinsurance Recoverable	Page 13

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Reinsurance Recoverable for Active Operations

	December 31, 2004
	Recoverable	Bad Debt	% of Gross
Categories
Top 10 reinsurers	$5,015	$95	1.9%
Other reinsurers balances >$20 million	2,381	76	3.2%
Other reinsurers balances <$20 million	577	31	5.4%
Mandatory pools and government agencies	693	3	0.4%
Structured settlements	207	1	0.5%
Captives	931	1	0.1%
Other(1)	519	340	65.5%

Total	$10,323	$547	5.3%

At December 31, 2004, $7.3 billion of the active operations’ recoverables were from rated reinsurers, of which 85.7% were rated the equivalent of A- or better by internationally recognized rating agencies. The Company held collateral of $2.9 billion, of which $1.7 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group (including Transatlantic	AGRI General Ins Co	Independence Blue Cross (Amerihealth)
Reinsurance Company)	AIOI Insurance	ING - Internationale Nederlanden GRP
Berkshire Hathaway Insurance Group	Allianz	IRB - Brasil Reaseguros S.A.
CIGNA (3)	Arch Capital	Liberty Mutual Insurance Companies
Electric Insurance Company	Aspen Insurance Holdings Ltd	Overseas Partners Ltd
GE Insurance Solutions	AVIVA	Partner Re
HDI Haftpflichtverband Der Deutschen Industrie VAG	AXA	Platinum Underwriters
Lloyd’s of London	Chubb Insurance Group	QBE Insurance
Munich Re	CNA Insurance Companies	Renaissance Re Holdings Ltd
Swiss Re Group	Converium Group	Royal & Sun Alliance Insurance Group
XL Capital Group	DaimlerChrysler Insurance Company	SCOR Group
	Endurance Specialty	Sompo Japan
	Everest Re Group	St. Paul Travelers Companies
	Fairfax Financial	Toa Reinsurance Company
	Federal Crop Insurance Corp	White Mountains Insurance Group
	FM Global Group	WR Berkley Corp
	Gerling Group	Zurich Financial Services Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of bad debt reserve associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.
(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.
(3)	Contract was novated in the first quarter of 2005.

Reinsurance Rec-Active	Page 14

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Consolidated Reinsurance Recoverable

	December 31, 2004
	Recoverable	Bad Debt	% of Gross
Categories
Top 10 reinsurers	$8,222	$121	1.5%
Other reinsurers balances >$20 million	3,799	183	4.8%
Other reinsurers balances <$20 million	866	68	7.9%
Mandatory pools and government agencies	726	4	0.6%
Structured settlements	489	2	0.4%
Captives	1,052	1	0.1%
Other(1)	1,028	549	53.4%

Total	$16,182	$928	5.7%

At December 31, 2004, $11.8 billion of consolidated recoverables were from rated reinsurers, of which 89% were rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
Berkshire Hathaway Insurance Group	AGRI General Ins Co	Hartford Insurance Group
CIGNA (3)	AIOI Insurance	Independence Blue Cross (Amerihealth)
Electric Insurance Company	Allianz	ING - Internationale Nederlanden GRP
Equitas	Allstate	IRB - Brasil Reaseguros S.A.
GE Insurance Solutions	American International Group	Kemper
HDI Haftpflichtverband Der Deutschen Industrie VAG	Arch Capital	Koren Reinsurance Company
Lloyd’s of London	Aspen Insurance Holdings Ltd	Liberty Mutual Insurance Companies
Munich Re	Assicurazioni Generali SPA	Millea Holdings
Swiss Re Group	AVIVA	Mitsui Sumitomo Insurance Company Ltd.
XL Capital Group	AXA	Overseas Partners Ltd
	Chubb Insurance Group	Partner Re
	CNA Insurance Companies	Platinum Underwriters
	Converium Group	QBE Insurance
	DaimlerChrysler Insurance Company	Renaissance Re Holdings Ltd
	Dominion Ins. Co. Ltd	Royal & Sun Alliance Insurance Group
	Dukes Place Holdings	SCOR Group
	Endurance Specialty	Sompo Japan
	Everest Re Group	St. Paul Travelers Companies
	Fairfax Financial	Toa Reinsurance Company
	Federal Crop Insurance Corp	Trenwick Group
	FM Global Group	White Mountains Insurance Group
	Gerling Group	WR Berkley Corp
Zurich Financial Services Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of bad debt reserve associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.
(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.
(3)	Contract was novated in the first quarter of 2005.

Reinsurance Rec-Consolidated	Page 15

ACE Limited Reinsurance Recoverable Analysis -4 (in millions of U.S. dollars) (Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2004	$717	$494	$1,211
Bad debt reserve at 12/31/04	37	272	309
% of gross	5.2%	55.1%	25.5%

Net balance at December 31, 2004 (3)	$680	$222	$902

Gross balance at March 31, 2005	$713	$492	$1,205
Bad debt reserve at 3/31/05	37	268	305
% of gross	5.2%	54.5%	25.3%

Net balance at March 31, 2005 (3)	$676	$224	$900

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.
(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.
(3)	The current quarter allocation between general collections and other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Recoverable 4	Page 16

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	March 31 2005	December 31 2004
Market Value
Fixed maturities available for sale	$20,188	$22,741
Fixed maturities held to maturity	3,207	—
Short-term investments	2,135	2,140

Total	$25,530	$24,881

Asset Allocation by Market Value
Treasury	$1,713	$1,536
Agency	1,495	1,527
Corporate	7,532	7,530
Mortgage-backed securities	5,482	5,010
Asset-backed securities	1,209	1,217
Municipal	559	566
Non-US	5,405	5,376
Cash & cash equivalent	2,135	2,119

Total	25,530	$24,881

Credit Quality by Market Value
AAA	$14,655	$13,800
AA	2,459	2,618
A	4,392	4,336
BBB	2,176	2,269
BB	817	774
B	982	1,041
Other	49	43

Total	25,530	$24,881

Cost/Amortized Cost
Fixed maturities available for sale	$20,066	$22,271
Fixed maturities held to maturity	3,211	—
Short term investments	2,135	2,140

Subtotal	25,412	24,411
Equity securities	1,170	1,061
Other investments	463	450

Total	27,045	$25,922

Avg. duration of fixed maturities, adj. for int. rate swaps	3.1 years	3.4 years
Avg. market yield of fixed maturities	4.5%	4.1%
Avg. credit quality	AA	AA

Investments	Page 17

ACE Limited Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended March 31, 2005
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$(3)	$(332)	$(335)
Interest rate swaps	2	—	2
Equity securities	14	(23)	(9)
Equity and fixed income derivatives	(2)	—	(2)
Foreign exchange gains (losses)	(3)	—	(3)
Other	2	16	18

Total inv. portfolio gains (losses)	10	(339)	(329)
Other FAS 133 adjustments	(14)	—	(14)

Total gains (losses)	(4)	(339)	(343)
Income tax expense (benefit)	4	(69)	(65)

Net gains (losses)	$(8)	$(270)	$(278)

(1)	The quarter includes impairments of $20M for fixed maturities and $1M for equities.

	Three months ended March 31, 2004
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$55	$175	$230
Interest rate swaps	(14)	—	(14)
Equity securities	28	(4)	24
Equity and fixed income derivatives	13	—	13
Foreign exchange gains (losses)	5	—	5
Other	(7)	4	(3)

Total inv. portfolio gains (losses)	80	175	255
Other FAS 133 adjustments	(23)	—	(23)

Total gains (losses)	57	175	232
Income tax expense (benefit)	21	48	69

Net gains (losses)	$36	$127	$163

(2)	The quarter includes impairments of $1M for fixed maturities and $1M for equities.

Investment Gains (Losses)	Page 18

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	March 31 2005	December 31 2004	December 31 2003
Total short-term debt	$147	$146	$546
Total long-term debt	1,849	1,849	1,349

Total debt	1,996	1,995	1,895

Total trust preferreds	412	412	475

Perpetual preferred	557	557	557
Ordinary shareholders’ equity	9,408	9,279	8,278

Total shareholders’ equity	$9,965	$9,836	$8,835

Total capitalization	$12,373	$12,243	$11,205
Tangible shareholders’ equity (1)	$7,357	$7,224	$6,124

Leverage ratios
Debt/ total capitalization	16.1%	16.3%	16.9%
Debt plus trust preferreds/ total capitalization	19.5%	19.7%	21.2%
Debt/ tangible equity	27.1%	27.6%	30.9%
Debt plus trust preferreds/ tangible equity	32.7%	33.3%	38.7%
Debt plus total preferred stock/ total capitalization	24.0%	24.2%	26.1%

(1)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 19

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended March 31
	2005	2004
Numerator
Income excluding net realized gains (losses)(1)	$441	$411
Perpetual preferred dividend	(11)	(11)

Income to ordinary shares, excl. net realized gains (losses)	430	400

Net realized gains (losses), net of income tax	(8)	36

Net income available to the holders of ordinary shares	$422	$436

Rollforward of ordinary shares
Ordinary shares - beginning of period	284,478,525	279,897,193
Issued under employee stock purchase plan	109,411	125,631
Stock (cancelled) granted	1,344,217	1,259,605
Issued for option exercises	1,421,174	1,432,480

Ordinary shares - end of period	287,353,327	282,714,909

Denominator
Weighted average shares outstanding	283,179,820	278,937,204
Effect of other dilutive securities	4,385,550	5,352,364

Adj. wtd. avg. shares outstanding and assumed conversions	287,565,370	284,289,568

Basic earnings per share
Income excluding net realized gains (losses)(1)	$1.52	$1.43
Net realized gains (losses)	(0.03)	0.13

Net income	$1.49	$1.56

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$1.49	$1.40
Net realized gains (losses)	(0.03)	0.13

Net income	$1.46	$1.53

(1)	See page 21 Non-GAAP Financial Measures.

Earnings per share	Page 20

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share to diluted book value per ordinary share is provided on page 22.

In presenting our segment operating results we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income (loss) excluding net realized gains (losses) and the tax expense on net realized gains (losses). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	1Q-05	4Q-04	3Q-04	2Q-04	1Q-04	Full Year 2004
Net income (loss), as reported	$433	$282	$(3)	$413	$447	$1,139
Net realized gains (losses)	(4)	128	(33)	43	57	195
Tax expense on net realized gains (losses)	4	12	1	10	21	44

Income excluding net realized gains (losses)	$441	$166	$31	$380	$411	$988

Reconciliation Non-GAAP	Page 21

ACE Limited Diluted Book Value per Ordinary Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Ordinary Share to Diluted Book Value per Ordinary Share

	March 31 2005	December 31 2004
Shareholders’ equity	$9,965	$9,836
Net proceeds from assumed conversions of options	271	312
Proceeds from issuance of preferred shares	(557)	(557)

Numerator for diluted book value per share calculation	9,679	9,591
Less: goodwill	2,608	2,612

Numerator for diluted tangible book value per share	$7,071	$6,979

Ordinary shares outstanding - end of period	287,353,327	284,478,525
Shares issued from assumed conversions of options	9,346,765	10,830,932

Denominator for diluted and diluted tangible book value	296,700,092	295,309,457

Book value per ordinary share	$32.74	$32.62
Diluted book value per ordinary share	$32.62	$32.48
Diluted tangible book value per ordinary share	$23.83	$23.63

Reconciliation Book Value	Page 22

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Consolidated Statement of Comprehensive Income

	1Q-05	4Q-04	3Q-04	2Q-04	1Q-04	Full Year 2004
Net income (loss)	$433	$282	$(3)	$413	$447	$1,139
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	(271)	176	393	(622)	236	183
Reclassification adjustment for net realized gains (losses) included in net income	(84)	(96)	(32)	(83)	(61)	(272)
Unrealized appreciation on investments transferred from available for sale to held to maturity during the period	16	—	—	—	—	—
Cumulative translation adjustment	(13)	128	21	(24)	2	127
Minimum pension liability adjustment	2	(45)	3	1	(2)	(43)
Income tax (expense) benefit related to other comprehensive income items	73	(35)	(83)	180	(41)	21

Other comprehensive income (loss)	(277)	128	302	(548)	134	16

Comprehensive income (loss)	$156	$410	$299	$(135)	$581	$1,155

Comprehensive Income	Page 23

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations. Calculated on a GAAP basis.

Diluted book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options divided by the sum of shares outstanding and the number of options assumed issued.

Diluted tangible book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options less goodwill divided by the sum of shares outstanding and the number of options assumed issued.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P & C: Property and casualty.

Property and casualty combined ratios: Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios excluding life reinsurance business and financial services segment. Calculated on a GAAP basis.

Return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities divided by average ordinary shareholders’ equity.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

YTD: Year to date.

Glossary	Page 24